                                                                       EXHIBIT 4


                       INCORPORATED UNDER THE LAWS OF THE

                                STATE OF DELAWARE

NUMBER _____________                                           __________ SHARES

                                                                  CUSIP [NUMBER]


                              [LOGO OF REGISTRANT]

                               Transgenomic, Inc.

                                  Common Stock

THIS CERTIFIES THAT ____________________________________________ is the owner of

_____________________________________________ Shares of the Capital Stock of
Transgenomic, Inc.

                                    Transferrable only on the Books of the
                                    Corporation by the holder hereof in person or by duly authorized Attorney, on surrender of this Certificate properly endorsed.

[SEAL] IN WITNESS WHEREOF the duly authorized officers of this Corporation have hereunto subscribed their names and caused the corporate Seal to be hereto affixed at
                                    Omaha, Nebraska    this
                                    -----------------       ------------------
                                    day of                 A.D.
                                           ---------------     ---------------

                  _______________________________         _____________________
                  Chief Executive Officer                 Secretary


                            Par Value per Shares $0.01


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                                   CERTIFICATE

                                       FOR
                                   ___________

                                     SHARES

                                     OF THE

                                  CAPITAL STOCK

                               Transgenomic, Inc.

                                    ISSUED TO

                              _____________________

                                      DATED

                              _____________________


For value received _____ hereby sell assign and transfer unto _________________

_________________________________________________________________________ Shares

of the Capital Stock represented by the within certificate and do hereby irrevocably constitute and appoint_____________________________________________

_______________________________to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

         Dated: ______________________________

                  In the presence of

                  ______________________________________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION, ENLARGEMENT OR ANY CHANGE WHATEVER.


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